Exhibit 10.1

Loan No.: 3000029918-100

NINTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, AND SECOND EXTENSION AGREEMENT

This Ninth Amendment to Loan Agreement and Other Loan Documents, and Second Extension Agreement (the “Amendment”) dated as of July 19, 2019 (“Reference Date”), which is effective as of June 22, 2019 (“Effective   Date”), is between AMPHASTAR PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), and ARMSTRONG PHARMACEUTICALS, INC., a Delaware corporation (“Guarantor”), on the one hand, and CATHAY BANK, a California banking corporation (“Lender”), on the other hand, with reference to the following facts:

RECITALS

A.        Lender and Borrower entered into that certain Loan Agreement dated as of April 22, 2014 (as previously amended, the “Loan Agreement”) pursuant to which Lender made a loan to Borrower in the principal amount of $21,900,000.00 (the “Loan”). The Loan is evidenced, in part, by that certain Promissory Note dated as of April 22, 2014 executed by Borrower in favor of Lender (the “Note”).

B.         The Loan is secured by, inter alia, (i) that certain Commercial Security Agreement dated April 22, 2014, executed by Borrower in favor of Lender, (ii) that certain Stock Pledge Agreement dated April 22, 2014, executed by Borrower in favor of Lender, and (iii) that certain Convention de Nantissement de Titres Financies dated April 22, 2014, by Borrower, in favor of Lender.

C.         Payment and performance of Borrower’s obligations to Lender are guaranteed by Guarantor pursuant to, inter alia, that certain Continuing Guaranty dated April 22, 2014, executed by Guarantor in favor of Lender.

D.        The Loan Agreement was previously amended by (i) that certain First Amendment to Loan Agreement dated April 28, 2014 (“First Amendment”), (ii) that certain Second Amendment to Loan Agreement dated May 8, 2014 (“Second Amendment”), (iii) that certain Third Amendment to Loan Agreement dated May 23, 2014 (“Third Amendment”), (iv) that certain Fourth Amendment to Loan Agreement dated July 14, 2014 (“Fourth Amendment”), (v) that certain Fifth Amendment to Loan Agreement dated December 31, 2014 (“Fifth Amendment”), (vi) that certain Sixth Amendment to Loan Agreement dated December 18, 2015 (“Sixth Amendment”), (vii) that certain Seventh Amendment to Loan Agreement dated December 27, 2017 (“Seventh Amendment”), (viii) that certain Eighth Amendment to Loan Agreement dated July 11, 2018 (“Eighth Amendment”), and (ix) that certain First Extension Agreement dated April 22, 2019, which extended the Maturity Date (as defined in the Note) of the Loan from April 22, 2019 to June 22, 2019.

E.         Lender and Borrower desire to (i) extend the Maturity Date from June 22, 2019 to June 1, 2024, (ii) revise the repayments terms of the Note, and (iii) further amend the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), as more particularly set forth herein.

AGREEMENT

1.         Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Agreement.

2.         Borrower and Guarantor Acknowledgment as to Obligations.

A.        As of July 19, 2019, the outstanding principal balance of the Loan is $11,801,729.65, plus accrued and unpaid interest thereon.

B.         Borrower and Guarantor specifically acknowledge and agree that they do not have any valid offset or defense to the obligations, indebtedness and liability under the Loan Documents.

3.         Reaffirmation of Obligations.

This Amendment is, in part, a reaffirmation of the obligations, indebtedness and liability of Borrower and Guarantor, and each of them, to Lender as evidenced by the Loan Documents. Therefore, Borrower and Guarantor, and each of them, acknowledge and agree that, except as specified herein, all of the terms and conditions of the Loan Documents are and shall remain in full force and effect, without waiver or modification of any kind whatsoever, and are ratified and confirmed in all respects.

4.         Extension of Maturity Date.

Subject to the terms and conditions of Section 8 of this Amendment, the Maturity Date is hereby extended to June 1, 2024, at which time the entire principal balance under the Loan plus all accrued and unpaid interest thereon is and shall be due and payable as provided under the Loan Documents. Any and all references in the Note and the other Loan Documents to the "Maturity Date" shall mean June 1, 2024.

5.         Amendment to Note.

5.1       From and after the Effective Date of this Amendment, on page 1 of the Note, the first paragraph under the heading entitled “INTEREST RATE” is deleted and replaced with the following:

“INTEREST  RATE.     From and after June 22, 2019, interest on the outstanding principal balance of this Note shall accrue at the greater of (i) five percent (5.00%) per annum, or (ii) ‘The Wall Street Journal Prime Rate,’ as the rate may change from time to time (the ‘Note Rate’). The Note Rate shall be calculated on the basis of the actual days elapsed over a three hundred sixty (360) day year, which calculation method results in a higher effective interest rate than the interest rate set forth herein.”

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5.2       From and after the Effective Date of this Amendment, on page 1 of the Note, the first paragraph under the heading entitled “PRINCIPAL AND INTEREST PAYMENTS” is deleted and replaced with the following:

“PRINCIPAL AND INTEREST PAYMENTS. Commencing on August 1, 2019 and continuing on the same day of each and every calendar month thereafter until the Maturity Date, Borrower shall pay to Lender a monthly installment payment of principal and interest in an amount equal to the then outstanding principal balance under this Note amortized over a sixty (60) month period commencing from July 1, 2019 (‘Amortization Period’), with interest at the Note Rate then in effect under this Note.  Each time there is a change in the Note Rate, the amount of the monthly payment of principal and interest shall be reamortized and adjusted to an amount which will result in the full payment of the then outstanding balance of this Note, at the Note Rate as so adjusted, upon the expiration of the Amortization Period.”

6.         Borrower’s and Guarantor’s Representations and Warranties. Borrower and Guarantor hereby represent and warrant to Lender and covenant and agree with Lender as follows:

6.1       Borrower and Guarantor have full legal right, power and authority to enter into and perform this Amendment. The execution and delivery of this Amendment by Borrower and Guarantor, and the consummation by Borrower and Guarantor of the transactions contemplated hereby have been duly authorized by all necessary action by or on behalf of Borrower and Guarantor. This Amendment is a valid and binding obligation of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with its terms.

6.2       Neither the execution and delivery of this Amendment by Borrower and Guarantor, nor the consummation by Borrower and Guarantor of the transactions contemplated hereby, conflicts with or constitutes a violation or a default under any law applicable to Borrower and Guarantor, or any contract, commitment, agreement, arrangement or restriction of any kind  to which Borrower or Guarantor is a party, by which Borrower or Guarantor is bound or to which any of Borrower’s or Guarantor’s property or assets is subject.

6.3       There are no actions, suits or proceedings pending, or to the knowledge of Borrower or Guarantor, threatened against or affecting Borrower or Guarantor, in relation to its obligations to Lender or involving the validity and enforceability of this Amendment, or any of the other Loan Documents, as applicable, at law or in equity, or before or by any governmental agency, or which could have a material adverse effect on the financial condition, operations, properties, assets, liabilities or earnings of Borrower or Guarantor, or the ability of Borrower or Guarantor to perform its obligations to Lender.

6.4       Borrower and Guarantor hereby reaffirm and confirm that the representations and warranties of Borrower and Guarantor contained in the Loan Documents are true, correct and complete in all material respects as of the Reference Date of this Amendment.

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6.5       Borrower and Guarantor are in full and complete compliance with the terms, covenants, provisions and conditions of the Loan Agreement and the other Loan Documents to which they are a party.

6.6       All covenants, representations and warranties of herein are incorporated by reference and hereby made a part of the Loan Documents, as applicable.

7.         Incorporation.  The terms, conditions and provisions of this Amendment are hereby incorporated in the Loan Agreement and other Loan Documents and shall have the same force and effect as if originally incorporated therein.

8.         Conditions Precedent. The effectiveness of this Amendment shall be expressly conditioned upon the following having occurred or Lender having received, all of the following, in form and content satisfactory to Lender and its counsel, and suitable for filing or recording, as the case may be, as required:

a.         This Amendment, fully executed by Borrower and Guarantor;

b.         Borrower shall have paid to Lender, from Borrower’s own immediately available funds, the sum of $59,000.00;

c.          Payment and/or reimbursement to Lender of the fees, costs and expenses (including, without limitation, attorneys’ fees) incurred by Lender in connection with this Amendment; and

d.         Such additional assignments, agreements, certificates, reports, resolutions, approvals, instruments, documents, subordination agreements, financing statements, consents  and opinions as Lender may request, in its sole opinion and judgment, in connection with this Amendment.

9.         Conditions Subsequent.

a.          As conditions subsequent to the effectiveness of the extension of the Maturity Date provided for this Amendment, by no later than August 5, 2019, Borrower shall execute and deliver to Lender, and Borrower shall have caused Amphastar France Pharmaceuticals, a société par actions simplifiée, organized under the laws of France (“Amphastar France”), to execute and deliver to Lender the following documents (individually and collectively, the “Conditions Subsequent Documents”):

i.          Addendum No. 2 to that certain Pledge Agreement For A Securities Account dated as of April 22, 2014, which further included an Addendum No. 1 dated June 10, 2014, by and between Lender, Borrower and Amphastar France, which amendment shall be in form and content acceptable to Lender, in Lender’s sole discretion, and if applicable, shall be filed or recorded, at Borrower’s expense, in the appropriate office and jurisdiction;

ii.         Amendment No. 1 to that certain Negative Pledge Agreement dated as of April 22, 2014, by and between Lender, Borrower and Amphastar France, which amendment shall be in form and content acceptable to Lender, in Lender’s sole discretion, and if

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applicable, shall be filed and/or recorded, at Borrower’s expense, in the appropriate office and jurisdiction;

iii.        (i) A new Declaration Of Pledge Of A Securities Account (the “New Declaration”) that cancels and replaces that certain Declaration Of Pledge Of A Securities Account dated as of April 22, 2014 by Borrower and in favor of Lender, which New Declaration shall be in form and content acceptable to Lender in Lender’s sole discretion, and if applicable, shall be filed or recorded, at Borrower’s expense in the appropriate office and jurisdiction, and (ii) a new Certificate Of The Pledge Of A Securities Account (the “New Certificate”) that cancels and replaces that certain Certificate Of The Pledge Of A Securities Account dated as of April 22, 2014 by Borrower and in favor of Lender, which New Certificate shall be in form and content acceptable to Lender in Lender’s sole discretion, and if applicable, shall be filed or recorded, at Borrower’s expense in the appropriate office and jurisdiction;

iv.        Payment by Borrower, from Borrower’s own funds, of all fees and costs (including attorney’s fees) incurred by Lender in connection with this Section 9; and

v.         Such other documents required by Lender, as determined by Lender in Lender’s sole discretion, and suitable for filing and/or recording in the appropriate office and jurisdiction, as the case may be.

b.         The failure to fully and timely observe, perform and satisfy any term, condition or provision of this Section 9 shall constitute the failure of conditions subsequent to the effectiveness of the extension of the Maturity Date from June 22, 2019 to June 1, 2024, and consequently, the extension of the Maturity Date shall become null and void ab initio, an Event  of Default shall exist under the Loan Documents as a result of Borrower’s failure to repay the Loan to Lender in full by the Maturity Date of June 22, 2019, and Lender shall have available to it any and all rights and remedies under the Loan Documents, at law and/or in equity, along with the unfettered right to enforce the same.

10.       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Guarantor and their respective successors and assigns, except that Borrower and Guarantor may not assign their rights hereunder or any interest therein without the prior written consent of Lender.

11.       General Release of Lender.

11.1     Except as to the obligations imposed upon Lender, as provided herein, Borrower and Guarantor, on behalf of themselves, their respective successors and assigns, and each of them, do hereby forever relieve, release, acquit and discharge Lender and its  predecessors, successors and assigns, and their respective past and present attorneys,  accountants, insurers, representatives, affiliates, partners, subsidiaries, officers, employees, directors, and shareholders, and each of them (collectively, the “Released Parties”), from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys’ fees), damages, injuries, actions and causes of action, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, which Borrower or Guarantor now owns or holds or has at any

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time heretofore owned or held or may at any time hereafter own or hold against the Released Parties, or any of them, by reason of any acts, facts, transactions or any circumstances  whatsoever occurring or existing, including, but not limited to, those based upon, arising out of, appertaining to, or in connection with the Recitals above, the Loan, the facts pertaining to this Amendment, any collateral heretofore granted to Lender or granted in connection herewith, or to any other obligations of Borrower and Guarantor to Lender, or the lending arrangements between Lender and Borrower and Guarantor.

11.2     As to the matters released herein, Borrower and Guarantor expressly waive any and all rights under Section 1542 of the Civil Code of the State of California, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

11.3     Borrower and Guarantor expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, and any similar law of any state, territory, commonwealth or possession of the United States, or the United States, to the full extent that they may waive all such rights and benefits pertaining to the matters released herein. In connection with such waiver and relinquishment, Borrower and Guarantor acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true. Nevertheless, it is the intention of Borrower and Guarantor, through this Amendment, to fully, finally and forever release all such matters, and all claims relative thereto, which do now exist, may exist, or heretofore have existed. In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery or existence of any such additional or different claims or facts relative thereto.

11.4     Borrower and Guarantor are the sole and lawful owners of all right, title and interest in and to every claim and other matter which they purport to release herein, and they have not heretofore assigned or transferred, or purported to assign or transfer to any person or any entity claims or other matters herein released. Borrower and Guarantor shall indemnify, defend and hold Lender and each of the other Released Parties, and each of them, harmless from and against any claims, liabilities, actions, causes of action, demands, injuries, costs, and expenses (including, but not limited to, attorneys’ fees), based upon or arising in connection with any such prior assignment or transfer, or any such purported assignment or transfer, or any  claims or other matters released herein.

12.       Representations and Warranties.      When the Borrower and Guarantor sign this Amendment, the Borrower and Guarantor represent and warrant to the Lender that: (a) the Loan Agreement and all other Loan Documents are in full force and effect, (b) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Agreement, (c) the representations and warranties in the Loan Agreement are true as of the Reference Date of this Amendment as if made on the Reference Date of this Amendment, (d) this Amendment does not

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conflict with any law, agreement, or obligation by which the Borrower or Guarantor is or are bound, and (e) this Amendment is within the Borrower’s and Guarantor’s powers, has been duly authorized, and does not conflict with any of the Borrower’s and Guarantor’s organizational papers.

13.       Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

14.       Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

15.       FINAL  AGREEMENT.     BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment is executed as of the date and year first written above.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ Jason Shandell
Name:	Jason Shandell
Title::	President

GUARANTOR:

ARMSTRONG PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ Rong Zhou
Name:	Rong Zhou
Title::	President

LENDER:

CATHAY BANK,
a California banking corporation

By:	/s/ Kenneth Chan
Name:	Kenneth Chan
Title::	First Vice President

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Loan No.: 3000029918-100

CORPORATE RESOLUTION TO GUARANTEE

(Armstrong Pharmaceuticals, Inc.)

Corporation:	Lender:

ARMSTRONG PHARMACEUTICALS, INC.	CATHAY BANK
25 John Road	9650 Flair Drive
Canton, Massachusetts 02021	El Monte, California 91731
Attention: Ken Chan, First Vice
Borrower:	President

AMPHASTAR PHARMACEUTICALS, INC.
11570 6th Street
Rancho Cucamonga, California 91730

WHEREAS, AMPHASTAR PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), has heretofore obtained from CATHAY BANK, a California banking corporation (“Lender”), a term loan in the principal amount of $21,900,000.00 (“Loan”) evidenced by, inter alia, that certain Loan Agreement dated April 22, 2014 (together with any amendments or modifications thereof, the “Loan Agreement”), and may in the future desire to obtain such other or additional loans, advances, and/or extensions of credit (including renewals, modifications and/or extensions of time to pay existing indebtedness) as Lender may be willing to make or extend to Borrower, and said Borrower may hereafter from time to time become indebted or further indebted to Lender; and

WHEREAS, the Board of Directors (the “Board”) of ARMSTRONG PHARMACEUTICALS, INC., a Delaware corporation (“Corporation”), incorporated under the laws of the State of Delaware, has reviewed the terms and conditions of that certain Ninth Amendment to Loan Agreement and Other Documents, and Extension Agreement dated as of July 19, 2019 (the “Amendment”), and effective as of June 22, 2019, and has determined that this Corporation will be benefited and its corporate purposes will be served and attained by Borrower's entry into the Amendment in that this Corporation receives a substantial benefit from the support of Borrower, and as such, this Corporation desires and requests that Lender enter into the Amendment with Borrower, on such terms and conditions, as Lender shall determine; and

WHEREAS, this Corporation has full authority to guarantee payment of such loans, advances and/or extensions of credit, and Lender requires that such payment be guaranteed by this Corporation;

NOW, THEREFORE, BE IT RESOLVED, that Rong Zhou, as President of this Corporation (herein sometimes referred to as “authorized officer”), be, and is hereby, authorized, directed and empowered, from time to time, acting alone, to act for and on behalf of and in the name of this Corporation as its corporate act and deed:

(a)     To execute and deliver to Lender the Amendment, and to perform all terms, provisions and conditions thereunder.

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(b)     To guarantee, from time to time and on such terms and conditions as Lender may require, payment of any or all of the indebtedness or obligations, present and/or future, of Borrower in favor of or held by Lender, which indebtedness or obligations are or shall be evidenced by a written instrument or agreement, regardless of the form thereof;

(c)     To execute such form of guarantee or guarantees as Lender may require, and as security therefor to pledge, assign, mortgage, hypothecate or grant security interests in such assets of this Corporation as may be required and agreed upon between him or them and Lender and to execute and deliver one or more trust deeds, mortgages and/or security agreements of this Corporation covering such property owned by this Corporation as may be required by Lender, and also, from time to time to substitute for said property or any part thereof, other property to be held on like terms; said guarantees, pledges, trust deeds, mortgages and/or security agreements to contain such provisions and agreements as may be required by Lender; and

(d)     To renew, modify or extend the said guarantee or guarantees in whole or in part, and/or to execute other or further guarantees and security instruments, from time to time; and Lender is authorized to at any time apply any money or property in its hands belonging to this Corporation to the payment of any secured or unsecured obligations including such guaranteed obligations of this Corporation to Lender, whether due or not, in the manner recited in the form of security instrument used by Lender.

RESOLVED FURTHER, that the authority hereby conferred shall be deemed retroactive and that this Corporation hereby ratifies and confirms the acts of its officers, agents or employees in heretofore obligating this Corporation to Lender together with any acts performed in relation thereto.

RESOLVED FURTHER, that the Secretary of this Corporation is hereby authorized to execute, acknowledge and deliver a certified copy of this resolution to Lender and any other person or agency which may require copies of this resolution and that the certification of the Secretary as to the above named officer will be binding on this Corporation.

RESOLVED FURTHER, that Lender is authorized to act upon this resolution until written notice of the revocation hereof by a resolution duly adopted by the Board of Directors of this Corporation is delivered to Lender, such revocation in no way to affect the obligations of this Corporation to Lender incurred pursuant to the terms of this resolution prior to receipt by Lender of such notice of revocation.

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*******************************************************

I, Jason Shandell, Secretary of this Corporation, certify that the foregoing is a true copy of a resolution duly and regularly adopted by the Board of Directors of this Corporation, by unanimous written consent without a meeting, and that the resolution has not been modified or rescinded, and that the resolution has not been modified or rescinded. I further certify that the signature appearing below is the genuine signature of the authorized officer.

AUTHORIZED SIGNATURE:

By:	/s/ Rong Zhou
Name:	Rong Zhou
Title:	President

I further certify that said resolution is still in force and effect and has not been amended or revoked and that the specimen signature appearing below is the signature of the officer authorized to sign for this Corporation by virtue of said resolution.

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary of said Corporation this 19th day of July, 2019.

By:	/s/ Jason Shandell
Name:	Jason Shandell, Esq.
Title:	Secretary

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Loan No.: 3000029918-100

CORPORATE RESOLUTION TO BORROW AND TO GRANT A SECURITY INTEREST

Borrower:	Lender:

AMPHASTAR PHARMACEUTICALS, INC.	CATHAY BANK
11570 6th Street	9650 Flair Drive
Rancho Cucamonga, California 91730	El Monte, California 91731

WHEREAS, AMPHASTAR PHARMACEUTICALS, INC., a Delaware corporation (“Corporation”), has heretofore obtained from CATHAY BANK, a California banking corporation (“Lender”), a term loan in the principal amount of $21,900,000.00 (“Loan”) evidenced by, inter alia, that certain Loan Agreement dated April 22, 2014 (together with any amendments or modifications thereof, the “Loan Agreement”), and it may in the future be in the best interests of the Corporation to receive certain other or additional financial accommodation from Lender, and to grant to Lender a security interest in such assets of the Corporation as, in the judgment of said Officer (as defined below), they determine appropriate or necessary.

NOW, THEREFORE, BE IT UNANIMOUSLY RESOLVED, that Jason Shandell, as President of this Corporation (herein sometimes referred to as “said Officer”), be, and is hereby, authorized, directed and empowered, from time to time, acting alone, to act for and on behalf of and in the name of this Corporation as its corporate acts and deeds the following:

(a)     To execute and deliver to Lender that certain Ninth Amendment to Loan Agreement and Other Documents, and Extension Agreement dated as of July 19, 2019 (the “Amendment”),and effective as of June 22, 2019, and to perform all terms, provisions and conditions thereunder.

(b)     To borrow money from Lender in such amounts and upon such terms as may be agreed upon between Lender and said Officer, to direct the disposition of the proceeds, and to execute and deliver or endorse documents, instruments and such related evidences of indebtedness, loan agreements, security agreements, financing statements, deeds of trust, riders, and of any renewals, extensions, or modifications of any such financial accommodation (including, without limitation, the Amendment), whether in whole or in part thereof, whether now or hereafter existing, as may be required by Lender;

(c)     To sell to, or discount, modify or rediscount with, Lender any and all negotiable instruments, contracts or instruments or evidences of debt at any time held by this Corporation and to endorse, transfer and deliver the same together with guaranties of payment thereof or agreements to repurchase the same in favor of Lender, Lender hereby

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being authorized and directed to pay the proceeds of said sale, discount, modification or rediscount as directed by the endorsement thereon without inquiring into the circumstances of their issue or endorsement or the disposition of the proceeds;

(d)     To grant, pledge, transfer, endorse, mortgage, assign, or hypothecate to Lender or deed in trust for Lender’s benefit, any and all of the real or personal property of this Corporation (including, but not limited to, chattel mortgages, bills, instruments, documents, chattel paper, notes, money, deposit accounts, accounts, receivables, inventory, equipment, goods and general intangibles) as security for any monies  borrowed from Lender or any liability incurred by this Corporation to Lender, whether matured or not matured, absolute or contingent, and wherever payable;

(e)     To withdraw, receive and receipt for and to withdraw upon trust receipts on the responsibility and at the risk of this Corporation, and to sign orders for the withdrawal, substitution or exchange of any property pledged, assigned, transferred or otherwise held for this Corporation’s account; such withdrawals, substitutions or exchanges may also be made by the bearer of any order, receipt or request so signed;

(f)     To make, execute and deliver such documents, instruments, deeds of trust, riders, financing agreements, waivers, guaranties and agreements containing such provisions, covenants, recitals and agreements as may be required by Lender (which documents may contain restrictions on dividends or payments of indebtedness to officers);

(g)     To perform or cause to be performed all further acts and to execute and deliver all further instruments which Lender may deem necessary to carry out the purposes of this resolution; and

(h)     To direct Lender orally or by written instructions to disburse the proceeds of any loan in the name of the Corporation for any person, partnership, corporation or other legal entity, including, without limitation, said Officer.

UNANIMOUSLY RESOLVED FURTHER, that the authority hereby conferred shall be deemed retroactive and that this Corporation hereby ratifies and confirms the acts of its officers, agents or employees in heretofore obligating this Corporation to Lender together with any acts performed in relation thereto.

UNANIMOUSLY RESOLVED FURTHER, that at any time Lender may apply any money or property in its hands belonging to the Corporation to the payment of any indebtedness of the Corporation to Lender, whether due or not due.

UNANIMOUSLY RESOLVED FURTHER, that the Secretary of this Corporation is hereby authorized to execute, acknowledge and deliver a certified copy of this resolution to Lender and any other person or agency which may require copies of this resolution and that the certification of the Secretary as to the above named officer will be binding on this Corporation.

UNANIMOUSLY RESOLVED FURTHER, that Lender is authorized to act upon this resolution until written notice of the revocation hereof by a resolution duly adopted by the Board of Directors of this Corporation is delivered to Lender, such revocation in  no way to affect the obligations of this Corporation to Lender incurred pursuant to the terms of this resolution prior to receipt by Lender of such notice of revocation.

[CONTINUES ON NEXT PAGE.]

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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

I, Jacob Liawatidewi, Secretary of the Corporation, duly organized and existing under the laws of the State of Delaware, do hereby certify that the foregoing is a full, true and correct copy of a certain unanimous resolution of the Board of Directors of said Corporation, duly and regularly passed and adopted at a meeting of the Board of  Directors of said Corporation which was duly and regularly called and held on the 19th day of July, 2019, at which meeting a quorum of the Board of Directors of said Corporation was at all times present and acting.

I further certify that said resolution is still in force and effect and has not been amended or revoked and that the specimen signature appearing below is the signature of the officer authorized to sign for this Corporation by virtue of said resolution.

AUTHORIZED SIGNATURE:

/s/ Jason Shandell
Name:	Jason Shandell, Esq
Title:	President

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary of said Corporation this 19th day of July, 2019.

/s/ Jacob Liawatidewi
Jacob Liawatidewi, Secretary

3357780.3

CORPORATE AUTHORIZATION FOR NEGATIVE PLEDGE AND CONSENT TO BORROWER'S PLEDGE AGREEMENT

Corporation:	Lender:

AMPHASTAR FRANCE PHARMACEUTICALS	CATHAY BANK
3 Rue du Colonel Moll 75017	9650 Flair Drive
Paris, France	El Monte, California 91731
Attention: Ken Chan, First Vice
President

WHEREAS, AMPHASTARFRANCE PHARMACEUTICALS, a société par actions simplifiée, organized under the laws of France ("Corporation"), is a wholly- owned subsidiary of AMPHASTAR PHARMACEUTICALS, INC., a Delaware corporation ("Borrower"), which has heretofore obtained from CATHAY BANK, a California  banking  corporation  (“Lender”),  a  term  loan  in  the  principal  amount  of $21,900,000.00 (“Loan”) evidenced by, inter alia, that certain Loan Agreement dated as of April 22, 2014 (together with any amendments or modifications thereof, the “Loan Agreement”), and may in the future desire to obtain such other or additional loans, advances, and/or extensions of credit (including renewals, modifications and/or extensions of time to pay existing indebtedness) as Lender may be willing to make or extend to Borrower, and said Borrower may hereafter from time to time become indebted or further indebted to Lender;

WHEREAS, Lender and Borrower (among other) have entered into that certain Ninth Amendment to Loan Agreement and Other Loan Documents, and Second Extension Agreement dated as July 19, 2019 (the “Ninth Amendment”), and effective as of June 22, 2019, which provides for, among other things, an extension of the Maturity Date (as defined in the Loan Agreement) of the Loan from June 22, 2019 to June 1, 2024, and an increase in the interest rate under the Note (as defined in the Loan Agreement and further set forth in the Ninth Amendment);

WHEREAS, it is a conditions subsequent under the Ninth Amendment that this Corporation execute and deliver to Lender the documents described in Section 9 of the Ninth Amendment (individually and collectively, the “Conditions Subsequent Documents”); and

WHEREAS, the Board of Directors (the “Board”) of the Corporation have reviewed the terms and conditions of the Ninth Amendment, as well as the Conditions Subsequent Documents, and has determined that this Corporation will be benefited and its corporate purposes will be served and attained by the terms and provisions of the Ninth Amendment and the Conditions Subsequent Documents. As such, this Corporation desires and requests that Lender enter into the Ninth Amendment and the Conditions Subsequent Documents, on such terms and conditions, as Lender shall determine.

3357780.3

NOW, THEREFORE, BE IT RESOLVED, that Ying Luo, also known as, James Luo (“Authorized Officer”) is hereby, authorized, directed and empowered, from time to time, to act for and on behalf of and in the name of this Corporation to execute and deliver to Lender the Conditions Subsequent Documents.

NOW, BE IT FURTHER RESOLVED, that, so long as all or any portion of the Loan remains outstanding, the Board reaffirms that it shall not authorize or issue any additional shares of stock (or debt convertible to shares of stock in Corporation), nor amend the bylaws of Corporation, in any manner that might operate to dilute or minimize, in any way, the rights, privileges and benefits of the holder of the shares of stock pledged to Lender pursuant to that certain Stock Pledge Agreement dated April 22, 2014 (together with any and all other agreements, instruments and/or documents required by Lender in connection therewith, the “Stock Pledge Agreement”), except as permitted by Section 9.1(l) of the Loan Agreement, and so long as all or any portion of the Loan remains outstanding, no less than sixty-five percent (65.00%) of any and all authorized and issued shares of stock in Corporation shall be pledged to Lender as security for the Loan.

RESOLVED FURTHER, that the Board shall not take any action in contravention of the immediately foregoing paragraph without the prior written consent of Lender.

RESOLVED FURTHER, that the authority hereby conferred shall be deemed retroactive and that this Corporation hereby ratifies and confirms the acts of its officers, agents or employees in heretofore obligating this Corporation to Lender together with any acts performed in relation thereto.

RESOLVED FURTHER, that the Secretary of this Corporation is hereby authorized to execute, acknowledge and deliver a certified copy of this resolution to Lender and any other person or agency which may require copies of this resolution and that the certification of the Secretary as to the above named officer will be binding on this Corporation.

RESOLVED FURTHER, that Lender is authorized to act upon this resolution until written notice of the revocation hereof by a resolution duly adopted by the Board is delivered to Lender, such revocation in no way to affect the obligations of this Corporation to Lender incurred pursuant to the terms of this resolution prior to receipt by Lender of such notice of revocation.

[CONTINUES ON NEXT PAGE.]

3357780.3

BOARD OF DIRECTORS

By:	/s/ Mary Luo	By:	/s/ Ying Luo
Name:	Mary Luo, PhD	Name:	Ying Luo
Its:	Board Member		also known as, James Luo
		Its:	Board Member

By:	/s/ Jack Zhang	By:	/s/ Jacob Liawatidewi
Name:	Jack Zhang, PhD	Name:	Jacob Liawatidewi
Its:	Board Member	Its:	Board Member

By:	/s/ Jason Shandell
Name:	Jason Shandell, Esq
Its:	Board Member

*******************************************************

I, Jason Shandell, Secretary of this Corporation, certify that the foregoing is a true copy of a resolution duly and regularly adopted by the Board of Directors of this Corporation, by unanimous written consent without a meeting, and that the resolution has not been modified or rescinded, and that the resolution has not been modified or rescinded. I further certify that the signature appearing below is the genuine signature of the authorized officer.

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary of said Corporation this 19th day of July, 2019.

n
By:	/s/ Jason Shandell
Name:	Jason Shandell, Esq.
Title:	Secretary

AUTHORIZED OFFICER:

/s/ Ying Luo
Name:	Ying Luo, also known as James Luo
Title:	President

DECLARATION OF PLEDGE OF A SECURITIES ACCOUNT

This declaration of pledge of a securities account is subject to the provisions of article L211-20 of the Financial and Monetary Code. It cancels and replaces the declaration of pledge of a securities account signed on April 22, 2014, by the same Settlor to the same Secured Creditor.

This declaration of pledge of a securities account is given in connection with that certain Ninth Amendment to Loan Agreement and Other Loan Documents, and Second Extension Agreement dated as of July 19, 2019, and effective as of June 22, 2019 (the “Ninth Amendment”).

This declaration of pledge of a securities account dated as of July 19, 2019 is effective as of June 22, 2019.

A.  Pledge Settlor

The undersigned, AMPHASTAR PHARMACEUTICALS, Inc., a company under the laws of the State of Delaware, having its registered office 11570 6th Street, Rancho Cucamonga, California 91730, United States of America, represented by its legal representative Mr. Jason Shandell, Esq., duly authorized for the purposes of this document (the “ Settlor ”), sets up in pledge (the “ Pledge ”) the securities account indicated under C. below (the “ Pledge Account ”).

B.  Pledge Beneficiary

The Pledge is set up to benefit CATHAY BANK, a company under the laws of the State of California, having its company offices at 9650 Flair Drive, El Monte, California 91731, United States of America (the “ Secured Creditor ”).

C.  Identification of the Pledge Account

The Pledge Account is opened in the books of the company AMPHASTAR FRANCE PHARMACEUTICALS, a simplified joint-stock company with a capital of € 650,000, registered in the Beauvais Trade and Company Register under number 801 531 427, having its registered offices at Usine Saint Charles, 60590 Eragny-sur-Epte, France (the “ Issuer and Account Holder ”).

D.  Identification of the Secured Debt

The Pledge Account is a special Account opened in the name of the Settlor to the Secured Creditor of the sums owed as set forth by the commitment whose essential features are as follows:

▪	Type: loan
▪	Principal amount due on April 22, 2014: twenty-one million nine hundred thousand United States Dollars (21,900,000.00 USD)
▪	Principal amount due on July 19, 2019: eleven million eight hundred one thousand seven hundred twenty nine United States Dollars and sixty five cents (11,801,729.65 USD)
▪	Contractual interest rate: higher of: five (5) percent per annum or the index “ Wall Street Journal Prime Rate ”, as the same may change from time to time (as further set forth in the Ninth Amendment)
▪

Date of the agreement: April 22, 2014 (as amended on (i) April 28, 2014; (ii) May 8, 2014; (iii) May 23, 2014; (iv) July 14, 2014; (v) December 31, 2014; (vi) December 18, 2015; (vii) December 27, 2017; (viii) July 11, 2018; (ix) April 22, 2019; and (x) July 19, 2019 which is effective as of June 22, 2019)

The loan agreement, its eight amendments and its first extension agreement are reproduced in Exhibit D.

E.  Securities initially recorded in the Pledge Account

The securities that are initially recorded in the Pledge Account are:

▪	Type: ordinary shares issued by the Issuer and Account Holder
▪	Number: six thousand five hundred (6,500)
▪	Nominal value: one (1) Euro

F.  Securities now recorded in the Pledge Account

Pursuant to a sole shareholders decision dated June 10, 2014, it has been decided to increase the capital of Amphastar France to six hundred and fifty thousand euros (€ 650,000) by the issuance of six hundred and forty thousand (640,000) new shares of a par value of one (1) euro each.

After the increase of capital, the Pledge Account was such composed of four hundred twenty two thousand and five hundred (422,500) shares, i.e. the six thousand five hundred (6.500) initial securities increased by the four hundred and sixteen thousand (416,000) replacement securities.

▪	Type: ordinary shares issued by the Issuer and Account Holder
▪	Number: four hundred twenty two thousand and five hundred (422,500)
▪	Nominal value: one (1) Euro

G.  Pledge Agreement

The Settlor and the Secured Creditor concluded a Pledge Agreement on April 22, 2014, an Addendum No. 1 to the Pledge Agreement on June 10, 2014 (the “Addendum No. 1”), and an Addendum No. 2 to the Pledge Agreement on this day (the “Addendum No. 2”). These documents stipulate their rights and obligations in the framework of the Pledge.

The Pledge Agreement, the Addendum No. 1 and the Addendum No. 2 are reproduced in Exhibit G.

H.  Type of Exhibits

The exhibits to this declaration of pledge of a securities account are incorporated hereto by reference and make up an integral part hereof.

I.  Applicable Law - Disputes

This declaration of pledge of a securities account is governed by French law. The Court of Appeal of Paris and its lower courts shall have jurisdiction over any dispute arising our or connected with its validity, its interpretation or its performance.

[Signature page follows.]

Executed in Rancho Cucamonga, CA

On July 19, 2019

/s/ Jason Shandell
AMPHASTAR PHARMACEUTICALS Inc.
Represented by Jason Shandell, Esq.

CERTIFICATE OF THE PLEDGE OF A SECURITIES ACCOUNT

This certificate of the pledge of a securities account cancels and replaces the certificate of the pledge of a securities account established on April 22, 2014, by the same Settlor to the same Secured Creditor.

This certificate of the pledge of a securities account is given in connection with that certain Ninth Amendment to Loan Agreement and Other Loan Documents, and Second Extension Agreement dated as of July 19, 2019, and effective as of June 22, 2019 (the “Ninth Amendment”).

After having become aware of the declaration of the pledge of a securities account signed on this day, (the “ Declaration ”) by AMPHASTAR PHARMACEUTICALS, Inc., a company under the laws of the State of Delaware, having its registered office 11570 6th Street, Rancho Cucamonga, California 91730, United States of America, represented by its legal representative Mr. Jason Shandell, Esq., duly authorized for the purposes of this document (the “ Settlor ”), for the benefit of CATHAY BANK, a company under the laws of the State of California, having its company offices at 9650 Flair Drive, El Monte, California 91731, United States of America (the “ Secured Creditor ”),

The undersigned AMPHASTAR FRANCE PHARMACEUTICALS, a simplified joint-stock company with a capital of € 650,000, registered in the Beauvais Trade and Company Register under number 801 531 427, having its registered offices at Usine Saint Charles, 60590 Eragny-sur-Epte, France, represented by its President, Mr. Ying Luo, also known as, James Luo, acting in this role as holder of the pledged account:

1.   by means of this document, certifies the pledging of the securities account to a special account opened in the name of the Settlor and identified under the number 1bis (the “ Pledged Account ”);

2.   provides the inventory of the securities, the list of which appears in the Declaration;

3.   acknowledges the ban on the Settlor to avail themselves of the securities recorded in the Pledge Account; and

4.   accepts the resulting supervisory role.

This certificate of the pledge of a securities account dated as of July 19, 2019 is effective as of June 22, 2019.

[Signature page follows.]

Executed in Rancho Cucamonga, CA

On July 19, 2019

/s/ Ying Luo
AMPHASTAR FRANCE PHARMACEUTICALS
Represented by Mr. Ying Luo, also known as James Luo

AMENDMENT NO. 1 TO THE NEGATIVE PLEDGE AGREEMENT

BETWEEN THE UNDERSIGNED:

AMPHASTAR PHARMACEUTICALS, Inc., a company under the laws of the State of Delaware, having its company offices at 11570 6th Street, Rancho Cucamonga, California 91730, United States of America, represented by its legal representative Mr. Jason Shandell, Esq., duly authorized for the purposes of this document,

Hereinafter referred to as the “ US Promisor ”

AMPHASTAR FRANCE PHARMACEUTICALS, a simplified joint-stock company with a capital of € 650,000, registered in the Beauvais Trade and Company Register under number 801 531 427, having its registered offices at Usine Saint Charles, 60590 Eragny-sur-Epte, France, represented by its President, Mr. Ying Luo, also known as James Luo, duly authorized for the purposes of this document,

Hereinafter referred to as the “ French Promisor ”

On the one hand,

The French Promisor and the US Promisor shall be referred together as the “ Promisors ”.

AND:

CATHAY BANK, a company under the laws of the State of California, having its company offices at 9650 Flair Drive, El Monte, California 91731, United States of America, represented by its legal representative Mr. Ken Chan, duly authorized for the purposes of this document,

Hereinafter referred to as the “ Beneficiary ”

On the other hand,

The Promisors and the Beneficiary being hereinafter collectively referred to as the “ Parties ” and individually as a “ Party ”.

AFTER HAVING RECALLED THAT:

On April 22, 2014, the Beneficiary provided a loan in a principal amount of twenty one million nine hundred thousand United States Dollars (21,900,000 USD) to the US Promisor (the “ Loan ”) according to the terms of a Loan Agreement dated April 22, 2014 (as amended from time to time, the “ Loan Agreement ”), in particular stipulating the conditions of the operation that was financed by the Loan and its reimbursement conditions.

The US Promisor is the owner of the entirety of the share capital of the French Promisor.

The French Promisor as the ultimate beneficiary of the amounts (or a substantial part thereof) to be provided pursuant to the Loan Agreement has agreed to the negative pledge of some of its assets, and in these circumstances the Parties concluded on April 22, 2014 a Negative Pledge Agreement (the “ Negative Pledge Agreement ”).

Pursuant to that certain Ninth Amendment to Loan Agreement and Other Loan Documents, and Second Extension Agreement dated as of July 19, 2019, which is effective as of June 22, 2019 (the “Ninth Amendment”), the Parties have agreed to extend the maturity date of the Loan from June 22, 2019 to June 1, 2024 and to increase the interest rate on the Loan, which is now the greater between (i) five percent (5.00%) per annum, or (ii) ‘The Wall Street Journal Prime Rate’, as the rate may change from time to time (as further set forth in the Ninth Amendment).

Consequently, the Parties have decided to amend the Loan Agreement and the other Loan documents, including the Negative Pledge Agreement.

Thus, the Parties have come together to entered into this Amendment No. 1 to the Negative Pledge Agreement dated as of July 19, 2019, and effective as of June 22, 2019 (this “Amendment”).

THE FOLLOWING HAS BEEN AGREED UPON AND DECIDED:

ARTICLE 1 – DEFINITIONS

The terms starting with an upper case letter (whether they are singular or plural, whether they are conjugated or not) that are used in this Amendment have the meaning that is attributed to them in the Negative Pledge Agreement or this Amendment.

ARTICLE 2 – PURPOSE

2.1Pursuant to its Article 6, the Negative Pledge Agreement is entered into for a set term (the “ Term ”) that ends at the first of the following dates:

(i)     ten (10) years following its execution;

(ii)    on the date of the notification by the Beneficiary to one of the Promisors that the Indebtedness has been fully repaid.

2.2The maturity date of the Loan was initially June 22, 2019 but is now extended until June 1, 2024 (the “ Extension ”).

2.3Consequently, the Parties have decided to amend Article 6 of the Negative Pledge Agreement, which is now worded as follows:

“The Agreement is entered into for a set term (the “ Term ”). It will end when all the obligations of the Settlor according to the terms of the Loan Agreement have been fully performed and paid, at which time the Secured Creditor shall notify the release from the Pledge to Amphastar France, with a copy to the Settlor.”

ARTICLE 3 – FULL FORCE AND EFFECT

The Negative Pledge Agreement remains unchanged (unless expressly provided therein) and fully enforceable between the Parties and continues to bind them in all of its stipulations.

ARTICLE 4 – JURISDICTION AND APPLICABLE LAW

This Amendment is governed by French law.

The Court of Appeal of Paris and its lower courts shall have jurisdiction over any dispute arising out or connected with its validity, its interpretation or its performance.

ARTICLE 5 – GOVERNING VERSION

This Amendment is drafted in French and English, and the French version will prevail for its interpretation.

ARTICLE 6 – ELECTION OF DOMICILE

For the performance of this Amendment, the Parties elect their respective addresses, as stated in the heading of this document, for their domicile.

**

*

[Signature page follows.]

Executed in Rancho Cucamonga, CA

On July 19, 2019

In three (3) original counterparts

Please precede the signatures by the phrase “read and approved”

/s/ Jason Shandell
AMPHASTAR PHARMACEUTICALS Inc.
Represented by Jason Shandell, Esq.

/s/ Ying Luo
AMPHASTAR FRANCE PHARMACEUTICALS
Represented by Mr. Ying Luo, also known as James Luo

/s/ Kenneth Chan
CATHAY BANK
Represented by Mr. Ken Chan

ADDENDUM NO. 2 TO THE PLEDGE AGREEMENT FOR A SECURITIES ACCOUNT

BETWEEN THE UNDERSIGNED:

AMPHASTAR PHARMACEUTICALS, Inc., a company under the laws of the State of Delaware, having its company offices at 11570 6th Street, Rancho Cucamonga, California 91730, United States of America, represented by its legal representative Mr. Jason Shandell, Esq., duly authorized for the purposes of this document,

Hereinafter referred to as the “ Settlor ”

On the one hand,

AND:

CATHAY BANK, a company under the laws of the State of California, having its company offices at 9650 Flair Drive, El Monte, California 91731, United States of America, represented by its legal representative Mr. Ken Chan, duly authorized for the purposes of this document,

Hereinafter referred to as the “ Secured Creditor ”

On the other hand,

The Settlor and the Secured Creditor being hereinafter collectively referred to as the “ Parties ” and individually as a “ Party ”.

IN THE PRESENCE OF:

AMPHASTAR FRANCE PHARMACEUTICALS, a simplified joint-stock company with a capital of € 650,000, registered in the Beauvais Trade and Company Register under number 801 531 427, having its registered offices at Usine Saint Charles, 60590 Eragny-sur-Epte, France, represented by its President, Mr. Ying Luo, also known as James Luo, duly authorized for the purposes of this document,

Hereinafter referred to as the “ Amphastar France ”

AFTER HAVING RECALLED THAT:

On April 22, 2014, the Secured Creditor provided a loan in a principal amount of twenty one million nine hundred thousand United States Dollars (21,900,000 USD) to the Settlor (the “ Loan ”) according to the terms of a Loan Agreement dated April 22, 2014 (as amended from time to time, the “ Loan Agreement ”), in particular stipulating the conditions of the operation that was financed by the loan and its reimbursement conditions.

The Settlor is the owner of the entirety of the share capital of Amphastar France and so as to guarantee the performance of its obligations according to the terms of the Loan Agreement has agreed to pledge a securities account (the “ Pledge Account ”) made out on April 22, 2014.

The Parties have entered into a Pledge Agreement For A Securities Account dated April 22, 2014 so as to define their respective rights and obligations in the framework of the pledge thereby provided (the “ Pledge Agreement ”).

Pursuant to a sole shareholders decision dated June 10, 2014, it has been decided to increase the capital of Amphastar France to six hundred and fifty thousand euros (€ 650,000) by the issuance of six hundred and forty thousand (640,000) new shares of a par value of one (1) euro each (the “ Increase of Capital ”).

The Parties have entered into an Addendum To The Pledge Agreement For A Securities Account dated June 10, 2014 (the “ Addendum No. 1 ”) to act that after the Increase of Capital, the Pledge Account was composed of four hundred twenty two thousand and five hundred (422,500) shares, i.e. the six thousand five hundred (6.500) initial securities increased by the four hundred and sixteen thousand (416,000) replacement securities.

Pursuant to that certain Ninth Amendment to Loan Agreement and Other Loan Documents, and Second Extension Agreement dated as of July 19, 2019, which is effective as of June 22, 2019 (the “Ninth Amendment”), the Parties have agreed to extend the maturity date of the Loan from June 22, 2019 to June 1, 2024 and to increase the interest rate on the Loan, which is now the greater between (i) five percent (5.00%) per annum, or (ii) ‘The Wall Street Journal Prime Rate’, as the rate may change from time to time (as further set forth in the Ninth Amendment).

Consequently, the Parties have decided to amend the Loan Agreement and the other Loan documents, including the Pledge Agreement.

Thus, the Parties have come together to establish this new addendum to the Pledge Agreement dated as of July 19, 2019 and effective as of June 22, 2019 (this “ Addendum ”).

THE FOLLOWING HAS BEEN AGREED UPON AND DECIDED :

ARTICLE 1 – DEFINITIONS

The terms starting with an upper case letter (whether they are singular or plural, whether they are conjugated or not) that are used in this Addendum have the meaning that is attributed to them in the Pledge Agreement, the Addendum No. 1 or this Addendum.

ARTICLE 2 – PURPOSE

2.1Pursuant to its Article 9, the Pledge Agreement is entered into for a set term (the “ Term ”) that ends at the first of the following dates:

(i)     ten (10) years following its execution;

(ii)    on the date of the notification by the Secured Creditor of the release from the Pledge to Amphastar France, with a copy to the Settlor.

2.2The maturity date of the Loan was initially June 22, 2019 but is now extended June 1, 2024 (the “ Extension ”).

2.3Consequently, the Parties have decided to amend Article 9 of the Pledge Agreement, which is now worded as follows:

“The Agreement is entered into for a set term (the “ Term ”). It will end when all the obligations of the Settlor according to the terms of the Loan Agreement have been fully performed and paid, at which time the Secured Creditor shall notify the release from the Pledge to Amphastar France, with a copy to the Settlor.”

ARTICLE 3 – FULL FORCE AND EFFECT

The Pledge Agreement remains unchanged (unless expressly provided therein) and fully enforceable between the Parties and continues to bind them in all of its stipulations.

ARTICLE 4 – JURISDICTION AND APPLICABLE LAW

This Addendum is governed by French law.

The Court of Appeal of Paris and its lower courts shall have jurisdiction over any dispute arising out or connected with its validity, its interpretation or its performance.

ARTICLE 5 – GOVERNING VERSION

This Addendum is drafted in French and English, and the French version will prevail for its interpretation.

ARTICLE 6 – ELECTION OF DOMICILE

For the performance of this Addendum, the Parties elect their respective addresses, as stated in the heading of this document, for their domicile.

**

*

[Signature page follows.]

Executed in Rancho Cucamonga, CA

On July 19, 2019

In three (3) original counterparts

Please precede the signatures by the note “read and approved”

/s/ Jason Shandell
AMPHASTAR PHARMACEUTICALS Inc.
Represented by Jason Shandell, Esq.

/s/ Kenneth Chan
CATHAY BANK
Represented by Mr. Ken Chan

/s/ Ying Luo
AMPHASTAR FRANCE PHARMACEUTICALS
Represented by Mr. Ying Luo, also known as James Luo

DÉCLARATION DE NANTISSEMENT DE COMPTE DE TITRES FINANCIERS

La présente déclaration de nantissement de compte de titres financiers est soumise aux dispositions de l’article L211-20 du Code Monétaire et Financier. Elle annule et remplace la déclaration de nantissement de compte de titres financiers consentie le 22 avril 2014 par le même Constituant au même Créancier Nanti.

Cette déclaration de nantissement de compte de titres financiers est consentie en relation avec le neuvième amendement au contrat de prêt et autres documents relatifs au prêt, ainsi qu’avec le deuxième accord d’extension signé le 19 juillet 2019 et ayant pris effet le 22 juin 2019.

Cette déclaration de nantissement de compte de titres financiers est signée le 19 juillet 2019 mais produit rétroactivement effet à compter du 22 juin 2019.

A.  Constituant du Nantissement

La soussignée, AMPHASTAR PHARMACEUTICALS, Inc., société de droit de l’Etat du Delaware, ayant son siège social au 11570 6th Street, Rancho Cucamonga, Californie 91730, Etats-Unis, représentée par son représentant légal M. Jason Shandell dument habilité aux fins des présentes (le « Constituant »), constitue en nantissement (le « Nantissement ») le compte-titres désigné au C. ci-dessous (le « Compte Nanti »).

B.  Bénéficiaire du Nantissement

Le Nantissement est constitué au bénéfice de la société CATHAY BANK, société de droit de l’Etat de Californie ayant son siège social au 9650 Flair Drive, El Monte, Californie 91731, Etats-Unis (le « Créancier Nanti »).

C.  Identification du Compte Nanti

Le Compte Nanti est ouvert dans les livres de la société AMPHASTAR FRANCE PHARMACEUTICALS, société par actions simplifiée au capital de 650.000 €, immatriculée au registre du commerce et des sociétés de Beauvais sous le numéro 801 531 427, ayant son siège social Usine Saint Charles, 60590 Eragny-sur-Epte, France (l’« Emetteur Teneur de Compte »).

D.  Identification de la Créance Garantie

Le Nantissement est constitué en garantie du paiement par le Constituant au Créancier Nanti des sommes dues au titre de l’obligation dont les caractéristiques essentielles sont :

▪	Nature : prêt
▪	Montant en principal dû au 22 avril 2014 : vingt et un million neuf cent mille dollars américains (21.900.000 USD)
▪	Montant en principal dû au 19 juillet 2019 : onze millions huit cent un mille sept cent vingt-neuf dollars américains et soixante-cinq cents (11.801.729,65 USD)
▪

Intérêts conventionnels : plus élevé de : cinq (5) pourcent ou l’indice « Wall Street Journal Prime Rate », qui pourra être modifié à tout moment (comme cela est précisé dans le neuvième amendement au contrat de prêt)

▪

Date de la convention : 22 avril 2014 (telle qu’amendée les (i) 28 avril 2014, (ii) 8 mai 2014, (iii) 23 mai 2014, (iv) 14 juillet 2014, (v) 31 décembre 2014, (vi) 18 décembre 2015, (vii) 27 décembre 2017, (viii) 11 juillet 2018, (ix) 22 avril 2019 et (x) 19 juillet 2019 avec prise d’effet rétroactive au 22 juin 2019.

Le contrat de prêt, ses huit amendements et sa première extension sont reproduits en Annexe D.

E.  Titres financiers initialement inscrits au Compte Nanti

Les titres financiers initialement inscrits au Compte Nanti étaient :

▪	Nature : actions ordinaires émises par l’Emetteur Teneur de Compte
▪	Nombre : six mille cinq cents (6.500)
▪	Valeur nominale : un (1) euro

F.  Titres financiers maintenant inscrits au Compte Nanti

Par décision de l’associé unique en date du 10 juin 2014, il a été décidé d’augmenter le capital d’Amphastar France à six cent cinquante mille (650.000) euros par émission de six cent quarante mille (640.000) actions nouvelles d’une valeur nominale d’un (1) euro chacune.

Après l’augmentation de capital, le Compte Nanti était composé de quatre cent vingt-deux mille cinq cents (422.500) actions, soit les six mille cinq cents (6.500) titres initiaux augmentés des quatre cent seize mille (416.000) titres remplois.

▪	Nature : actions ordinaires émises par l’Emetteur Teneur de Compte
▪	Nombre : quatre cent vingt-deux mille cinq cents (422.500)
▪	Valeur nominale : un (1) euro

G.  Convention de Nantissement

Le Constituant et le Créancier Nanti ont conclu une Convention de Nantissement le 22 avril 2014, un avenant n°1 à la convention de nantissement le 10 juin 2014 (l’ « Avenant 1 »), et un avenant n°2 à la convention de nantissement ce jour (l’ « Avenant 2 »). Ces documents stipulent leurs droits et obligations dans le cadre du Nantissement.

La Convention de Nantissement, l’Avenant n°1 et l’Avenant n°2 sont reproduits en Annexe G.

H.  Nature des Annexes

Les annexes à la présente déclaration de nantissement de compte des titres financiers y sont incorporées par référence et en font partie intégrante.

I.  Droit Applicable – Différends

La présente déclaration de nantissement de compte de titres financiers est soumise au droit français. La Cour d’appel de Paris et ses tribunaux sont compétents pour tout litige lié à sa validité, son interprétation ou son exécution.

Fait à Rancho Cucamonga, CA

Le 19 July 2019

/s/ Jason Shandell
AMPHASTAR PHARMACEUTICALS Inc.
Représentée par M. Jason Shandell, Esq.

ATTESTATION DE NANTISSEMENT DE COMPTE DE TITRES FINANCIERS

Cette attestation de nantissement de compte de titres financiers annule et remplace l’attestation de nantissement de compte de titres financiers consentie le 22 avril 2014 par le même Constituant au même Créancier Nanti.

Cette attestation de nantissement de compte de titres financiers est consentie en relation avec le neuvième amendement au contrat de prêt et autres documents relatifs au prêt, ainsi qu’avec le deuxième accord de prolongation signé le 19 juillet 2019 et ayant pris effet le 22 juin 2019.

Après avoir pris connaissance de la déclaration de nantissement de compte de titres financiers signée ce jour (la « Déclaration ») par la société AMPHASTAR PHARMACEUTICALS Inc. société de droit de l’Etat du Delaware, ayant son siège social au 11570 6th Street, Rancho Cucamonga, Californie 91730, Etats-Unis, représentée par son représentant légal M. Jason Shandell dument habilité aux fins des présentes (le « Constituant »), au bénéfice de la société CATHAY BANK, société de droit de l’Etat de Californie ayant son siège social au 9650 Flair Drive, El Monte, Californie 91731, Etats-Unis (le « Créancier Nanti »),

La soussignée, AMPHASTAR FRANCE PHARMACEUTICALS, société par actions simplifiée au capital de 650.000 euros, immatriculée au registre du commerce et des sociétés de Beauvais sous le numéro 801 531 427, ayant son siège social Usine Saint-Charles 60590 Eragny-sur-Epte, représentée par son Président Monsieur Ying Luo, également appelé James Luo, agissant en qualité de teneur du compte nanti :

1.Atteste par la présente le nantissement de compte de titres financiers sur un compte spécial ouvert au nom du Constituant et identifié sous le numéro 1bis (le « Compte Nanti ») ;

2.Donne inventaire des titres financiers dont la liste figure sur la Déclaration ;

3.Prend acte de l’interdiction du Constituant de disposer des titres financiers inscrits dans le Compte Nanti ; et

4.Accepte la mission de contrôle en résultant.

Cette attestation de nantissement de compte de titres financiers est signée le 19 juillet 2019 mais produit rétroactivement effet à compter du 22 juin 2019.

Fait à Rancho Cucamonga, CA

Le 19 July 2019

/s/ Ying Luo
Pour AMPHASTAR FRANCE PHARMACEUTICALS SAS
M. Ying Luo, également appelé James Luo

AMENDEMENT N°1 A LA CONVENTION DE SURETE NEGATIVE

ENTRE LES SOUSSIGNES :

AMPHASTAR PHARMACEUTICALS, Inc.

Société de droit de l’Etat du Delaware, ayant son siège social au 11570 6th Street, Rancho Cucamonga, Californie 91730, Etats-Unis, représentée par son représentant légal, M. Jason Shandell, dûment habilité aux fins des présentes,

Ci-après désignée, le « Promettant Américain »,

AMPHASTAR FRANCE PHARMACEUTICALS

Société par actions simplifiée au capital de 650.000 €, immatriculée au registre du commerce et des sociétés de Beauvais sous le numéro 801 531 427, ayant son siège social Usine Saint-Charles 60590 Eragny-sur-Epte, représentée par son Président M. Ying Luo, également appelé James Luo, dûment habilité aux fins des présentes,

Ci-après désignée, le « Promettant Français »,

D’une part,

Le Promettant Français et le Promettant Américain sont désignés ensemble les « Promettants »

ET :

CATHAY BANK

Société de droit de l’Etat de Californie ayant son siège social au 9650 Flair Drive, El Monte, Californie 91731, Etats-Unis, représentée par son représentant légal M. Ken Chan, dûment habilité aux fins des présentes

Ci-après désignée, le « Bénéficiaire »,

D’autre part,

Les Promettants et le Bénéficiaire sont ci-après désignés ensemble les « Parties » et séparément une « Partie ».

APRES AVOIR RAPPELE QUE :

Le 22 avril 2014, le Bénéficiaire a consenti au Promettant Américain un prêt d’un montant principal de vingt et un million neuf cent mille dollars américains (21.900.000 USD) (le « Prêt ») aux termes d’un contrat de prêt en date du 22 avril 2014 (le « Contrat de Prêt »), tel qu’amendé à plusieurs reprises, stipulant notamment les conditions de l’opération financée par le Prêt, la durée du Prêt et ses conditions de remboursement.

Le Promettant Américain est propriétaire de l’intégralité du capital social du Promettant Français

Le Promettant Français en qualité de bénéficiaire ultime des sommes (ou d’une partie substantielle) devant être versées aux termes du Contrat de Prêt a accepté la sûreté négative d’une partie de son actif, et les Parties ont conclu le 22 avril 2014 une convention de sûreté négative (la « Convention de Sûreté Négative »).

Conformément aux stipulations du neuvième amendement au Contrat de Prêt et autres documents relatifs au prêt, (le « Neuvième Amendement »), ainsi que du deuxième accord de prolongation signé le 19 juillet 2019 et ayant pris effet le 22 juin 2019, les Parties ont décidé de prolonger la date de maturité du Prêt du 22 juin 2019 au 1er juin 2024, et d’augmenter le taux d’intérêt du Prêt qui est maintenant le taux de plus élevé entre (i) cinq pourcent (5.00%) par an, ou (ii) le ‘Wall Street Journal Prime Rate’ comme le taux peut varier selon les périodes (ainsi que cela est précisé dans le Neuvième Amendement).

Dans ces conditions, les Parties sont convenues d’amender le Contrat de Prêt et les autres documents relatifs au Prêt, incluant la Convention de Sûreté Négative.

Par conséquent, les Parties se sont rapprochées pour conclure le présent premier amendement à la Convention de Sûreté Négative, qui sera signé le 19 juillet 2019, mais qui entrera rétroactivement en vigueur le 22 juin 2019 (cet « Amendement »).

IL A ETE CONVENU ET ARRETE CE QUI SUIT :

ARTICLE 1 - DÉFINITIONS

Les termes commençant par une majuscule (que cela soit au singulier ou au pluriel, qu’ils soient conjugués ou non) utilisés dans l’Amendement ont le sens qui leur est attribué dans la Convention de Sûreté Négative ou dans l’Amendement.

ARTICLE 2 - OBJET

2.1.Conformément à son Article 6, la Convention de Sûreté Négative est conclue pour une durée ferme (la « Durée ») qui se termine à la première des deux dates suivantes :

(i)dix (10) ans après sa conclusion ; ou

(ii)au jour de la notification par le Bénéficiaire à un des Promettants que la Dette a été entièrement payée.

2.2.La date initiale de maturité du Prêt était le 22 juin 2019, mais elle a été étendue jusqu’au 1er juin 2024 (l’ « Extension »).

2.3.En conséquence, les Parties ont décidé d’amender l’Article 6 de la Convention de Sûreté Négative qui est maintenant rédigé ainsi qu’il suit :

« La Convention est conclue pour une durée ferme (la « Durée »). Elle prendra fin lorsque toutes les obligations de l’Emprunteur conformément aux stipulations du Contrat de Prêt auront été intégralement exécutées et réglées, moment auquel le Créancier Nanti devra notifier la levée du Nantissement à Amphastar France, avec copie au Constituant. »

ARTICLE 3 - PORTÉE ET EFFET

La Convention de Sûreté Négative reste inchangée (à l’exception de ce qui est expressément stipulé dans l’Amendement), pleinement applicable entre les Parties, et continue de les lier dans toutes ses stipulations.

ARTICLE 4 - LOI APPLICABLE ET JURIDICTION

L’Amendement est soumis au droit français.

La Cour d’appel de Paris et ses tribunaux sont compétents pour tout litige lié à sa validité, son interprétation ou son exécution.

ARTICLE 5 - VERSION CONTRÔLANTE

L’Amendement est rédigé en langue française et anglaise, pour son interprétation la version française prévaudra.

ARTICLE 6 - ÉLECTION DE DOMICILE

Pour l’exécution de l’Amendement, les Parties font élection de domicile en leurs adresses respectives, telle qu’elle sont indiquées en tête des présentes.

**

*

Fait à Rancho Cucamonga, CA

Le 19 July 2019

En trois (3) exemplaires originaux

Faire précéder les signatures de la mention « lu et approuvé »

/s/ Jason Shandell
AMPHASTAR PHARMACEUTICALS Inc.
Représentée par M. Jason Shandell, Esq.

/s/ Ying Luo
AMPHASTAR FRANCE PHARMACEUTICALS
Représentée par M. Ying Luo, également appelé James Luo

/s/ Kenneth Chan
CATHAY BANK
Représentée par M. Ken Chan

AVENANT N°2 A LA

CONVENTION DE NANTISSEMENT DE COMPTE DE TITRES FINANCIERS

ENTRE LES SOUSSIGNES :

AMPHASTAR PHARMACEUTICALS, Inc.

Société de droit de l’Etat du Delaware, ayant son siège social au 11570 6th Street, Rancho Cucamonga, Californie 91730, Etats-Unis, représentée par son représentant légal M. Jason Shandell dûment habilité aux fins des présentes,

Ci-après désignée, le « Constituant »,

D’une part,

ET :

CATHAY BANK

Société de droit de l’Etat de Californie ayant son siège social au 9650 Flair Drive, El Monte, Californie 91731, Etats-Unis, représentée par son représentant légal M. Ken Chan, dûment habilité aux fins des présentes,

Ci-après désignée, le « Créancier Nanti »,

D’autre part,

Ensemble, les « Parties » ou séparément une « Partie »

EN PRESENCE DE :

AMPHASTAR FRANCE PHARMACEUTICALS

Société par actions simplifiée au capital de 650.000 €, immatriculée au registre du commerce et des sociétés de Beauvais sous le numéro 801 531 427, ayant son siège social Usine Saint-Charles 60590 Eragny-sur-Epte, représentée par son Président M. Ying Luo, également appelé James Luo, dûment habilité aux fins des présentes,

Ci-après désignée, « Amphastar France »,

APRES AVOIR RAPPELE QUE :

Le 22 avril 2014, le Créancier Nanti a consenti au Constituant un prêt d’un montant principal de vingt et un million neuf cent mille dollars américains (21.900.000 USD) (le « Prêt ») aux termes d’un contrat de prêt en date du 22 avril 2014 (le « Contrat de Prêt »), tel qu’amendé à plusieurs reprises, stipulant notamment les conditions de l’opération financée par le Prêt, la durée du Prêt et ses conditions de remboursement.

Le Constituant est propriétaire de l’intégralité du capital social d’Amphastar France et a consenti, afin de garantir l’exécution de ses obligations aux termes du Contrat de Prêt, un nantissement de compte de titres financiers (le « Compte Nanti ») en date du 22 avril 2014.

Les Parties ont conclu une convention de nantissement de titres financiers en date du 22 avril 2014 afin de définir leurs droits et obligations respectifs dans le cadre du nantissement ainsi consenti (la « Convention de Nantissement »).

Par décision de l’associé unique en date du 10 juin 2014, il a été décidé d’augmenter le capital d’Amphastar France à six cent cinquante mille (650.000) euros par émission de six cent quarante mille (640.000) actions nouvelles d’une valeur nominale d’un (1) euro chacune (l’« Augmentation de Capital »).

Les Parties ont conclu un premier avenant à la Convention de Nantissement en date du 10 juin 2014, (l’ « Avenant n°1 ») pour acter qu’après l’Augmentation de Capital, le Compte Nanti était composé de quatre cent vingt-deux mille cinq cents (422.500) actions, soit les six mille cinq cents (6.500) titres initiaux augmentés des quatre cent seize mille (416.000) titres remplois.

Conformément aux stipulations du neuvième amendement au Contrat de Prêt et autres documents relatifs au prêt, (le « Neuvième Amendement »), ainsi que du deuxième accord de prolongation signé le 19 juillet 2019 et ayant pris effet le 22 juin 2019, les Parties ont décidé de prolonger la date de maturité du Prêt du 22 juin 2019 au 1er juin 2024, et d’augmenter le taux d’intérêt du Prêt qui est maintenant le taux de plus élevé entre (i) cinq pourcent (5,00%) par an, ou (ii) le ‘Wall Street Journal Prime Rate’ comme le taux peut varier selon les périodes (ainsi que cela est précisé dans le Neuvième Amendement).

Dans ces conditions, les Parties sont convenues d’amender le Contrat de Prêt et les autres documents relatifs au Prêt, incluant la Convention de Nantissement.

Par conséquent, les Parties se sont rapprochées pour conclure le présent deuxième avenant à la Convention de Nantissement, qui est signé le 19 juillet 2019, mais qui entrera rétroactivement en vigueur le 22 juin 2019 (cet « Avenant »).

IL A ETE CONVENU ET ARRETE CE QUI SUIT :

ARTICLE 1 - DÉFINITIONS

Les termes commençant par une majuscule (que cela soit au singulier ou au pluriel, qu’ils soient conjugués ou non) utilisés dans l’Amendement ont le sens qui leur est attribué dans la Convention de Nantissement ou dans cet Avenant.

ARTICLE 2 - OBJET

2.1.Conformément à son Article 9, la Convention de Nantissement est conclue pour une durée ferme (la « Durée ») qui se termine à la première des deux dates suivantes :

(iii)dix (10) ans après sa conclusion ; ou

(iv)au jour de la notification par le Créancier Nanti de la mainlevée du Nantissement à Amphastar France, avec copie au Constituant.

2.2.La date initiale de maturité du Prêt était le 22 juin 2019, mais elle a été étendue jusqu’au 1er juin 2024 (l’ « Extension »).

2.3.En conséquence, les Parties ont décidé d’amender l’Article 9 de la Convention de Nantissement qui est maintenant rédigé ainsi qu’il suit :

« La Convention est conclue pour une durée ferme (la « Durée »). Elle prendra fin lorsque toutes les obligations de l’Emprunteur conformément aux stipulations du Contrat de Prêt auront été intégralement exécutées et réglées, moment auquel le Créancier Nanti devra notifier la levée du Nantissement à Amphastar France, avec copie au Constituant. »

ARTICLE 3 - PORTÉE ET EFFET

La Convention de Nantissement reste inchangée (à l’exception de ce qui est expressément stipulé dans cet Avenant), pleinement applicable entre les Parties, et continue de les lier dans toutes ses stipulations.

ARTICLE 4 - LOI APPLICABLE ET JURIDICTION

Cet Avenant est soumis au droit français.

La Cour d’appel de Paris et ses tribunaux sont compétents pour tout litige lié à sa validité, son interprétation ou son exécution.

ARTICLE 5 - VERSION CONTRÔLANTE

Cet Avenant est rédigé en langue française et anglaise, pour son interprétation la version française prévaudra.

ARTICLE 6 - ÉLECTION DE DOMICILE

Pour l’exécution de cet Avenant, les Parties font élection de domicile en leurs adresses respectives, telle qu’elle sont indiquées en tête des présentes.

**

*

Fait à Rancho Cucamonga, CA

Le 19 July 2019

En trois (3) exemplaires originaux

Faire précéder les signatures de la mention « lu et approuvé »

/s/ Jason Shandell
AMPHASTAR PHARMACEUTICALS Inc.
Représentée par M. Jason Shandell, Esq.

/s/ Ying Luo
AMPHASTAR FRANCE PHARMACEUTICALS
Représentée par M. Ying Luo, également appelé James Luo

/s/ Kenneth Chan
CATHAY BANK
Représentée par M. Ken Chan